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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A No. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 7, 1995





                               DOVER CORPORATION
             (Exact name of registrant as specified in its charter)

 STATE OF DELAWARE                    1-4018                    53-0257888
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

    280 Park Avenue, New York, NY                                  10017
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code            (212) 922-1640









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Item 4.           Changes in Registrant's Certifying Accountants

                  (a)      Previous Independent accountants

                           (i) On August 7, 1995, the Registrant informed representatives of KPMG Peat Marwick L.L.P. that such firm would no longer be engaged as the principal accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 1995. The work of KPMG Peat Marwick was terminated on August 7, 1995. The decision to change accountants was recommended by the Registrant's management, and approved by both the Registrant's Audit Committee and the Registrant's Board of Directors.

                           (ii) KPMG Peat Marwick's reports on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than to include a statement "...in 1992 the Company adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 109, 'Accounting for Income Taxes,' and the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 106, 'Employers' Accounting for Postretirement Benefits Other than Pensions.'"

                           (iii) In connection with its audits for the two most recent fiscal years ended December 31, 1995 and during the subsequent interim period, there have been no disagreements with KPMG Peat Marwick on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                           (iv) During the Registrant's two most recent fiscal years, no "reportable events" (as described in Item 304 (a)(1)(v) of Regulation S-K) have occurred.

                           (v) The Registrant has requested that KPMG Peat Marwick furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of the letter to the SEC is hereby filed by amendment.

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                  (b)      New Independent accountants

                           (i) The Registrant engaged Coopers & Lybrand L.L.P. as its new independent accountants as of August 7, 1995. During the two most recent fiscal years and through August 7, 1995, the Registrant has not consulted with Coopers & Lybrand L.L.P. on items which were subject to Statement on Auditing Standards No. 50 or which concerned a disagreement or "reportable event" with the former accountants.

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                           (16) Letter dated August 15, 1995 from KPMG Peat Marwick L.L.P. regarding change in certifying accountants. This letter was not available at the time of the original Form 8-K filing to which this letter relates.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DOVER CORPORATION
                                                    (Registrant)

Date:   August 17, 1995                      By  /s/ John F. McNiff
                                                 --------------------------
                                                 John F. McNiff, Vice President
                                                 and Treasurer

Date:   August 17, 1995                      By  /s/ Alfred Suesser
                                                 ---------------------------
                                                 Alfred Suesser, Controller and
                                                 Assistant Treasurer


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                                  EXHIBIT INDEX

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                                                                   SEQUENTIALLY
EXHIBIT NO.           DESCRIPTION                                  NUMBERED PAGE
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
     16               Letter re Change in Certifying Accountant          5
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